UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2023

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 5.02 of this Current Report regarding the employment letter agreement entered into on December 29, 2023 between Sigma Additive Solutions, Inc. (“we,” “us,” “our,” “Sigma” and the “Company”) and William Kerby is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 13, 2023 (the “Prior Current Report”), the Company entered into a Share Exchange Agreement (as amended, the “Exchange Agreement”) with NextTrip Holdings, Inc. (“NextTrip”), NextTrip Group, LLC (“NextTrip Parent”), and William Kerby, as the NextTrip Representative, pursuant to which, amongst other things, we agreed to acquire NextTrip in exchange for shares of our common stock, subject to approval of our shareholders (the “Acquisition”).

On December 29, 2023, we completed the Acquisition, pursuant to the terms of the Exchange Agreement, NextTrip became a wholly-owned subsidiary of the Company and the ongoing business of the Company became the business of NextTrip. NextTrip, together with its wholly owned subsidiaries, is a travel company that connects people to new places and discoveries by utilizing digital media engagement, seasoned planning expertise, and unique inventory to curate custom vacations across the globe. By bridging technology, media and product offerings, NextTrip engages with the travelers of today while also building relationships with the travelers of tomorrow. For more information regarding NextTrip’s business, see the section entitled “Description of NextTrip Business” beginning on page 78 of our definitive proxy statement filed with the SEC on December 1, 2023 (the “Definitive Proxy Statement”), which information is hereby incorporated herein by reference.

In connection with closing of the Acquisition, we issued to the NextTrip Parent’s members (the “NextTrip Sellers”) an aggregate of 156,007 restricted shares our common stock (the “Closing Shares”), constituting 19.99% of our issued and outstanding shares of common stock immediately prior to closing of the Acquisition. Under the Exchange Agreement, the NextTrip Sellers will be entitled to receive additional shares of our common stock (the “Contingent Shares,” and together with the Closing Shares, the “Exchange Shares”) upon NextTrip’s achievement of future milestones, as follows:

Milestone	Date Earned	Contingent Shares
Launch of NextTrip’s leisure travel booking platform by either (i) achieving $1,000,000 in cumulative sales under its historical “phase 1” business, or (ii) commencement of its marketing program under its enhanced “phase 2” business.	As of a date six months after the closing date	1,450,000 Contingent Shares

Launch of NextTrip’s group travel booking platform and signing of at least five (5) entities to use the groups travel booking platform.	As of a date nine months from the closing date (or earlier date six months after the closing date)	1,450,000 Contingent Shares

Launch of NextTrip’s travel agent platform and signing up of at least 100 travel agents to the platform (which calculation includes individual agents of an agency that signs up on behalf of multiple agents).	As of a date 12 months from the closing date (or earlier date six months after the closing date)	1,450,000 Contingent Shares

Commercial launch of PayDelay technology in the NXT2.0 system.	As of a date 15 months after the closing date (or earlier date six months after the closing date)	1,650,000 Contingent Shares, less the Exchange Shares issued at the closing of the Acquisition

Alternatively, independent of achievement of the foregoing milestones, for each month during the 15-month period following the closing date in which $1,000,000 or more in gross travel bookings are generated by NextTrip, Inc., to the extent not previously issued, the Contingent Shares will be issuable in the order indicated above up to the maximum Exchange Shares issuable under the Exchange Agreement. In no event, however, will the Contingent Shares, together with the Closing Shares, exceed 6,000,000 shares of our common stock, subject to adjustment in the event of future stock splits, reverse stock splits and similar events.

Pursuant to the Exchange Agreement, to the extent that we do not have sufficient authorized shares of common stock available for issuance of the Contingent Shares, in lieu thereof, we will issue shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained.

Additionally, pursuant to the Exchange Agreement, Mr. Kerby, in his capacity as the “NextTrip Representative,” will be entitled to designate one director to replace an incumbent director of the Company (other than Mr. Monaco, whose appointment is discussed in Item 5.02, below) in connection with the achievement of each milestone for the issuance of the Contingent Shares.

The Acquisition is treated as a reverse acquisition under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States. For accounting purposes, therefore, NextTrip is considered to have acquired Sigma. As a result, effective upon closing of the Acquisition, the Company changed its fiscal year end from December 31 to February 28, which is NextTrip’s fiscal year end.

Additional information regarding the Exchange Agreement and the Acquisition is included in the Prior 8-K and the Definitive Proxy Statement, which information is incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities

The information in Item 2.01 regarding the issuance of the Closing Shares is hereby incorporated herein by reference.

The NextTrip Sellers qualify as “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Closing Shares have not been registered under the Securities Act and were, and the Contingent Shares will be, issued to the NextTrip Sellers in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided in Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the shares, constitute, or will constitute when issued, “restricted securities” within the meaning of Rule 144 under the Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Appointment of Successor

Effective concurrently with the completion of the Acquisition, Mark Ruport, the Chairman of the Board of Sigma, resigned as Chairman and as a director, and Donald P. Monaco was appointed by our Board of Directors as a director and Chairman of the Board to fill the vacancy created by Mr. Ruport’s resignation. On behalf of our Board of directors, we wish to thank Mr. Ruport’s for his able guidance in completing the Acquisition and many years of dedicated service to Sigma.

Mr. Ruport’s resignation was contemplated by the terms of the Exchange Agreement, as described in Item 2.01, and not as the result of any disagreements with the Company relating to the Company’s operations, policies or practices. Mr. Ruport received no severance in connection with his resignation.

Biographical information regarding Mr. Monaco is set forth in the section entitled “The Acquisition – Executive Officers and Directors Following the Closing of the Acquisition” beginning on page 33 of the Definitive Proxy Statement, which information is hereby incorporated herein by reference. It is currently expected that Mr. Monaco will be compensated for his service as a director in the same manner as our other non-employee directors and that we will enter into our standard-form indemnity agreement with Mr. Monaco. For information regarding the compensation of our non-employee directors, see the discussion in the section entitled “Executive Compensation – Director Compensation” beginning on page 107 of the Definitive Proxy Statement, which information is hereby incorporated herein by reference.

Resignation of Executive Officer and Appointment of Successor

Also effective concurrently with the completion of the Acquisition, Jacob Brunsberg resigned as our President and Chief Executive Officer and William Kerby, Chief Executive Officer of NextTrip, was appointed by our Board of Directors as Chief Executive Officer of the Company. Mr. Brunsberg’s resignation was contemplated by the terms of the Exchange Agreement, as described in Item 2.01, and not as the result of any disagreements with the Company relating to the Company’s operations, policies or practices. Mr. Brunsberg continues to serve as a member of our Board of Directors.

Biographical information regarding Mr. Kerby is set forth in the section entitled “The Acquisition – Executive Officers and Directors Following the Closing of the Acquisition” beginning on page 33 of the Definitive Proxy Statement, which information is hereby incorporated herein by reference.

Kerby Employment Letter Agreement

In connection with this appointment as Chief Executive Officer of Company, the Company and Mr. Kerby entered into an employment letter agreement, dated as of December 29, 2023. Under the employment agreement, Mr. Kerby will be entitled to receive an annual base salary of $400,000, which is subject to increase (but not decrease) in the discretion of the Compensation Committee of our Board of Directors based on an annual or special case assessments of his performance and other factors. At the discretion of our Board of Directors, Mr. Kerby will also be eligible to earn a discretionary, annual fiscal end-of-year incentive bonus in an amount of up to 100% of his base annual salary. The exact amount of the incentive bonus will be dependent on the achievement of Company milestones and profitability, and such other milestones as the Board deems appropriate. Mr. Kerby will have the option of receiving some or all of his base annual salary and any incentive bonus in cash or in shares of our common stock valued for this purpose as set forth in his employment agreement and will be eligible to receive equity compensation at the discretion and in an amount to be determined by our Board of Directors.

During his employment, Mr. Kerby will be entitled to an automobile allowance of $1,500 per month and to receive all benefits under any and all deferred compensation plans, retirement plans, life, disability, health, accident and other insurance programs, and similar employee benefit plans and programs, sick leave and vacation time that the Company elects, in its sole discretion, to provide from time to time to its executive officers, and to earn four weeks of paid time off in accordance with the Company’s PTO policy.

Mr. Kerby has entered into various personal guarantees with the Airline Reporting Commission, sellers of travel, merchant providers, financial institutions, associations and service providers for the benefit of NextTrip, in consideration of which the Company agrees in his employment agreement to pay him a $2,000 per month guarantee fee for so long as the employment agreement and the guarantees remain in place. In the event Mr. Kerby resigns for “Good Reason” (as defined in the employment agreement), or his employment is terminated by the Company for any reason, the Company will immediately eliminate any and all guarantees failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month after 30 days in the event the Company is unable to assume the guarantees during such 30-day period.

The term of Mr. Kerby’s employment under his employment agreement will continue from month-to-month until terminated by either party with 30 days’ prior written notice, unless sooner terminated in accordance with the terms thereof. Should the Company notice the termination of Mr. Kerby’s employment agreement (other than as a result of death, “Disability” or “Cause,” as defined therein), he will be entitled to payment of an amount equal to 12 months of his base annual salary in a lump sum payment upon termination and the continuation of his health care coverage, at the Company’s expense, for up to 12 months following the termination (collectively, the “Kerby Severance Payments”). In addition, in the event that Mr. Kerby’s agreement is terminated by the Company for any reason within 12 months from the date of closing of the Acquisition, Mr. Kerby will be entitled to receive the Kerby Severance Payments and the Contingent Shares will automatically accelerate and be issuable in full if not yet earned or issued.

We also expect to enter into our standard-form indemnity agreement with Mr. Kerby.

The foregoing description of Mr. Kerby’s employment agreement is a summary only of certain material terms of Mr. Kerby’s employment agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of his employment agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Brunsberg Separation Payments

In accordance with the previously disclosed Separation Agreement, dated as of November 22, 2023, between the Company and Mr. Brunsberg, in connection with his resignation, we have agreed to pay Mr. Brunsberg a cash a retention bonus of $204,511 and a separation payment of $62,500, or the equivalent of three months’ salary, and to award Mr. Brunsberg the equivalent of 31,250 shares of common stock in the form of restricted stock or restricted stock units under the Company’s 2023 Equity Incentive Plan, if and when adopted by the Company. As a condition to payment of the separation payment, Mr. Brunsberg will be required to execute a general release of employment-related claims against the Company and related indemnitees.

The foregoing description of the amounts payable to Mr. Brunsberg in connection with his resignation is a summary only of certain material terms of Mr. Brunsberg’s Separation agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of his Retention Bonus and Separation Agreement, a copy of which was filed as Exhibit 10.1 to that Current Report on Form 8-K filed by the Company with the SEC on November 24, 2023 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 2.01 regarding the change in the Company’s fiscal year end is hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 3, 2023, the Company issued a press release announcing closing of the Acquisition and the transactions contemplated thereby. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report, including Exhibit 99.1 hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including in Exhibit 99.1 hereto, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report, including Exhibit 99.1 hereto, are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed..

(b) Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

See the accompanying Index to Exhibits, which information is hereby incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2024	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ William Kerby
William Kerby
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*	Employment letter agreement dated December 29, 2023 between Sigma Additive Solutions, Inc. and William Kerby
99.1	Press release, dated January 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Management contract or compensatory plan or arrangement.